Exhibit 99.1
Covidien Announces Filing of Form 10 Registration Statement in Connection with Planned Spin-Off of Pharmaceuticals Business
DUBLIN - February 1, 2013 - Covidien plc (NYSE: COV) today announced the initial filing by Mallinckrodt plc of a Form 10 Registration Statement with the U.S. Securities and Exchange Commission (SEC) in connection with Covidien's previously announced plan to spin off its Pharmaceuticals business.
"The filing of the Form 10 Registration Statement is an important milestone in our ongoing separation process," said José E. Almeida, Chairman, President and CEO. "As two distinct businesses, Covidien and Mallinckrodt will be better positioned to capitalize on significant growth opportunities and provide greater focus on their respective businesses and strategic priorities. We remain on track to complete the spin-off by mid-2013."
As previously announced, Covidien intends to spin off its Pharmaceuticals business through a distribution of Mallinckrodt shares which is expected to be tax-free to U.S. shareholders, except for cash received in lieu of fractional shares.
Completion of the transaction is subject to a number of conditions, including effectiveness of the registration statement filed with the SEC, receipt of a favorable ruling from the Internal Revenue Service and an opinion from tax counsel and other customary conditions. The transaction also remains subject to final approval of the Covidien Board of Directors. Assuming all conditions are met, the separation is expected to occur at the end of the second calendar quarter of 2013.
The Form 10 Registration Statement contains important information about Mallinckrodt and the separation, including an overview of the businesses in which Mallinckrodt will operate and of the company's competitive strengths, strategies and risk factors.
A copy of the Form 10 is available at www.sec.gov. Additionally, the Form 10 can be found in the Investor Relations section of Covidien's website at http://investor.covidien.com.

ABOUT COVIDIEN
Covidien is a leading global healthcare products company that creates innovative medical solutions for better patient outcomes and delivers value through clinical leadership and excellence. Covidien manufactures, distributes and services a diverse range of industry-leading product lines in three segments: Medical Devices, Pharmaceuticals and Medical Supplies. With 2012 revenue of $11.9 billion, Covidien has 43,000 employees worldwide in 70 countries, and its products are sold in over 140 countries. Please visit www.covidien.com to learn more about our business.

CONTACTS
Bruce Farmer
Vice President
Public Relations
508-452-4372
bruce.farmer@covidien.com

Coleman Lannum, CFA
Vice President
Investor Relations
508-452-4343
cole.lannum@covidien.com

Todd Carpenter
Senior Director
Investor Relations
508-452-4363
todd.carpenter@covidien.com

FORWARD-LOOKING STATEMENTS
Any statements contained in this communication that do not describe historical facts may constitute forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include, but are not limited to, statements about the separation of the Pharmaceuticals business from the Company, the terms and the effect of the transaction (including as to tax consequences) and the conditions to completion of the transaction. Any forward-looking statements contained herein are based on our management's current beliefs and expectations, but are subject to a number of risks, uncertainties and changes in circumstances, which may cause actual results or Company actions to differ materially from what is expressed or implied by these statements. The factors that could cause actual future results to differ materially from current expectations include, but are not limited to, our ability to effectively introduce and market new products or keep pace with advances in technology, the reimbursement practices of a small number of large public and private insurers, cost-containment efforts of customers, purchasing groups, third-party payors and governmental organizations, intellectual property rights disputes, complex and costly regulation, including healthcare fraud and abuse regulations and the Foreign Corrupt Practices Act, manufacturing or supply chain problems or disruptions, rising commodity costs, recalls or safety alerts and negative publicity relating to Covidien or its products, product liability losses and other litigation liability, divestitures of some of our businesses or product lines, our ability to execute strategic acquisitions of, investments in or alliances with other companies and businesses, competition, risks associated with doing business outside of the United States, foreign currency exchange rates, environmental remediation costs and unanticipated developments that may prevent, delay, alter the terms of or otherwise negatively affect the planned spin-off. These and other factors are identified and described in more detail in our Annual Report on Form 10-K for the fiscal year ended September 28, 2012, and in subsequent filings with the SEC, as well as the “Risk Factors” section of the Form 10 Registration Statement. Further, there can be no assurance as to the timing of the contemplated spin-off, or whether it will be completed. We disclaim any obligation to update these forward-looking statements other than as required by law.